                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant / /
    Filed by a party other than the Registrant /X/

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                            THE CHERRY CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
    (5) Total fee paid:

        ------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
    (3) Filing Party:

        ------------------------------------------------------------------------
    (4) Date Filed:

        ------------------------------------------------------------------------

                                     [LOGO]

                             THE CHERRY CORPORATION
                               3600 SUNSET AVENUE
                            WAUKEGAN, ILLINOIS 60087
                                  847-662-9200
                              -------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD JUNE 17, 1998
                               -----------------

To the Stockholders of
  The Cherry Corporation:

      Notice is hereby given that the annual meeting of stockholders of THE CHERRY CORPORATION, a Delaware corporation, will be held at Midlane Country Club, 4555 West Yorkhouse Road, Wadsworth, Illinois, on Wednesday, June 17, 1998, at 4:00 p.m. local time, for the following purposes:

      1. To elect eight directors of the Company to hold office for the ensuing year.

      2. To consider and transact such other business as may properly come before the meeting or any adjournments thereof.

      The Board of Directors has fixed the close of business on April 24, 1998, as the record date for determination of the holders of shares of the Company's outstanding Class B Common Stock entitled to notice of and to vote at the annual meeting of stockholders. Each holder of Class B Common Stock is entitled to one vote per share on all matters to be voted on at the Annual Meeting.

                                   By Order of the Board of Directors

                                                       [SIG]

                                                    DAN A. KING
                                                     SECRETARY

  May 20, 1998

  PLEASE DATE, SIGN AND MAIL THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED WHICH REQUIRES NO POSTAGE FOR MAILING IN THE UNITED STATES. A PROMPT RESPONSE IS HELPFUL, AND YOUR COOPERATION WILL BE APPRECIATED.

                             THE CHERRY CORPORATION
                               3600 SUNSET AVENUE
                            WAUKEGAN, ILLINOIS 60087
                                  847-662-9200

                              -------------------

                                PROXY STATEMENT
                         ANNUAL MEETING OF STOCKHOLDERS
                                 JUNE 17, 1998

                               -----------------

                               VOTING INFORMATION

    This Proxy Statement is being mailed to stockholders of The Cherry Corporation (the "Company") on or about May 20, 1998 and is furnished in connection with the Board of Directors' solicitation of proxies for the annual meeting of stockholders to be held on June 17, 1998, for the purpose of considering and acting upon the matters specified in the Notice of Annual Meeting of Stockholders accompanying this Proxy Statement. If the form of proxy which accompanies this Proxy Statement is executed and returned, it may be revoked by the person giving it at any time prior to the voting thereof by written notice to the Secretary, by delivery of a later dated proxy or by requesting to vote in person at the meeting. Without extra compensation, certain directors, officers and employees of the Company may make additional solicitations in person or by telephone or telegraph. Expenses incurred in the solicitation of proxies, including postage, printing and handling, and actual expenses incurred by brokerage houses, custodians, nominees and fiduciaries in forwarding documents to beneficial owners, will be paid by the Company.

    The Company has two classes of common stock. They are Class A Common Stock, par value $1.00 per share ("Class A Common Stock"), and Class B Common Stock, par value $1.00 per share ("Class B Common Stock"). The holders of Class B Common Stock are entitled to one vote per share upon each matter submitted to the vote of the stockholders at this annual meeting. The holders of Class A Common Stock will have no voting rights at this annual meeting.

    For purposes of the meeting, a quorum means a majority of the outstanding shares of Class B Common Stock. As of the close of business on April 24, 1998, the record date for stockholders entitled to vote at the annual meeting, there were outstanding 4,762,564 shares of Class B Common Stock, entitled to one vote each. In determining whether a quorum exists at the meeting, all shares represented in person or by proxy will be counted. A stockholder may, with respect to the election of directors, (i) vote for the election of all named director nominees, (ii) withhold authority to vote for all named director nominees or (iii) vote for the election of all named director nominees other than any nominee with respect to whom the stockholder withholds authority to vote by so indicating in the appropriate space in the proxy. Proxies properly executed and received by the Company prior to the meeting and not revoked will be voted as directed therein on all matters presented at the meeting. In the absence of a specific direction from the stockholder, proxies will be voted for the election of all named director nominees, each to hold office until the next annual meeting of stockholders or until his successor is duly elected and qualified.

    The Board of Directors knows of no other matter which may come up for action at the meeting. However, if any other matter properly comes before the meeting, the persons named in the proxy form enclosed will vote in accordance with their judgment upon such matter.

    Stockholders wishing to include proposals in the Company's proxy statement and form of proxy for the 1999 annual meeting must submit such proposals so that they are received by the Secretary of the Company at its Waukegan address by no later than January 20, 1999.

    The Annual Report to stockholders for the fiscal year ended February 28, 1998, accompanies this Proxy Statement. Additional copies of the Annual Report may be obtained by writing to the Secretary of the Company.

                          STOCK OWNERSHIP INFORMATION

    The table below sets forth certain information as of April 24, 1998, with respect to each person known by the Company to be the beneficial owner of more than five percent of the outstanding shares of Class B Common Stock and the beneficial ownership of both classes of stock of each director, each executive officer shown in the Summary Compensation Table and all executive officers and directors as a group. Except as set forth below, the address for such person or group is the Company's Waukegan office.

                                                           CLASS A -- NONVOTING                  CLASS B -- VOTING
                                                    ----------------------------------   ----------------------------------
                                                      NUMBER OF SHARES      PERCENT OF     NUMBER OF SHARES      PERCENT OF
                                                        BENEFICIALLY        RESPECTIVE       BENEFICIALLY        RESPECTIVE
                       NAME                                 OWNED             CLASS              OWNED             CLASS
--------------------------------------------------  ---------------------   ----------   ---------------------   ----------
Peter B. Cherry...................................     2,703,121(a)(b)(c)       34.7%       2,766,985(a)(b)(c)       58.1%
FMR Corporation...................................       695,400                 9.0          368,300                 7.7
  82 Devonshire Street
  Boston, MA 02109
Franklin Advisory Services, Inc...................       408,900                 5.3          271,000                 5.7
  One Parker Plaza, 17th Floor
  Fort Lee, NJ 07024
Robert B. McDermott...............................        27,239(c)            *               32,200               *
Alfred S. Budnick.................................        33,225(c)            *               16,188               *
Klaus D. Lauterbach...............................        21,939(c)            *                9,939               *
Dan A. King.......................................        20,152(c)            *                9,247               *
Robert G. Terwall.................................        13,341(c)            *                3,450               *
Thomas L. Martin, Jr..............................         4,439(c)            *                2,200               *
Charles W. Denny..................................         3,239(c)            *                   --                  --
Peter A. Guglielmi................................         2,239(c)            *                5,000               *
W. Ed Tyler.......................................         2,017(c)            *                   --                  --
Henry J. West.....................................         2,017(c)            *                  500               *
All Executive Officers and Directors as a Group
  (12 persons)....................................     2,832,968(c)             36.3        2,845,709                59.8

---------

*   Less than 1%

(a) The table includes 370,227 shares of Class A and 397,727 shares of Class B Common Stock held by trusts for the benefit of Catherine C. Rousey, of which Peter B. Cherry and Virginia B. Cherry (his mother) are trustees with the power to vote the Common Stock and to make dispositions. Mrs. Cherry and Mr. Cherry disclaim beneficial ownership. The table also includes 9,182 shares of Class A Common Stock held in a charitable foundation by Mr. Cherry and his wife.

(b) The table includes 47,911 shares of Class A and Class B Common Stock held by Mr. Cherry's wife as trustee for their children, as to which shares Mr. Cherry disclaims beneficial ownership.

(c) The total number of shares of Class A Common Stock of the Company for officers and directors includes shares held under options exercisable within 60 days as follows: Peter B. Cherry, 24,000; Alfred S. Budnick, 16,999; Dan
    A. King 9,999; Klaus D. Lauterbach, 12,000; Robert G. Terwall, 8,499, Robert
    B. McDermott, 2,239; Thomas L. Martin, Jr., 2,239; Charles W. Denny, 2,239, Peter A. Guglielmi, 2,239, W. Ed Tyler, 2,017 and Henry J. West, 2,017.

            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    Section 16(a) of the Securities Exchange Act of 1934 requires that certain of the Company's directors, officers and stockholders file with the Securities and Exchange Commission and Nasdaq an initial statement of beneficial ownership and certain statements of changes in beneficial ownership of Common Stock of the Company. Based solely on its review of such forms received be the Company and written representation from the directors and officers that no other reports were required, the Company is unaware of any instances of noncompliance, or late compliance, with such filings during the fiscal year ended February 28, 1998.

                             ELECTION OF DIRECTORS

    At the annual meeting of stockholders, eight directors, constituting the entire Board of Directors of the Company, are to be elected to hold office until the next annual meeting of stockholders or until their successors are duly elected and qualified. Unless otherwise indicated on the proxy form, it is intended that the proxies will be voted for the nominees listed below. It is expected that these nominees will serve, but, if for any unforeseen cause any such nominee should decline or be unable to serve, the proxies will be voted to fill any vacancy so arising in accordance with the discretionary authority of the persons named in the proxies unless otherwise indicated on the proxy form.

NOMINEES

    The following information concerning the nominees has been furnished by the nominees:

                                                                                                                  FIRST
                                                                  PRINCIPAL OCCUPATION                            YEAR
                                                                 DURING LAST FIVE YEARS                          ELECTED
           NAME                  AGE                            AND OTHER DIRECTORSHIPS                         DIRECTOR
---------------------------  -----------  --------------------------------------------------------------------  ---------
Peter B. Cherry............          50   Chairman of the Board and President                                     1977
Alfred S. Budnick..........          60   Vice President of the Company and President of Cherry Semiconductor     1977
                                           Corporation.
Thomas L. Martin...........          76   President Emeritus of Illinois Institute of Technology.                 1979
Robert B. McDermott........          70   Consultant, formerly partner, law firm of McDermott, Will & Emery;      1982
                                           Mr. McDermott is also a director of Maynard Oil Company.
Peter A. Guglielmi.........          55   Director, since 1993, Executive Vice President, Chief Financial         1993
                                           Officer, since 1990, and Treasurer, since 1988, Tellabs Inc. (voice and data communications equipment manufacturer), President, Tellabs
                                           International, Inc. 1993-1997. Mr. Guglielmi is also a director of
                                           Internet Communications Corp. and Uniphase Corporation.
Charles W. Denny...........          62   Chairman, since 1997, Chief Executive Officer and President, since      1993
                                           1992, Groupe Schneider-North America, President and Chief Operating
                                           Officer, 1992-1997, Square D Company (electrical distribution and industrial control products manufacturer). Mr. Denny is also a director of Woodhead Industries, Inc.
W. Ed Tyler................          45   Director, President and Chief Executive Officer since April 1998,       1995
                                           Moore Corporation Limited (print and digital communication products and services), formerly Executive Vice President, 1995-1998, and
                                           Sector President, Information Management Sector since 1996, Sector
                                           President, Networked Services Sector, 1994-1996, President,
                                           Documentation Services, 1990-1994, R. R. Donnelley & Sons Co.
                                           (printing and printing related services).
Henry J. West..............          55   Group Vice President, since 1992, The Marmon Group (international       1995
                                           association of manufacturing and service businesses).

                                  COMPENSATION

    The following table sets forth the cash and noncash compensation for each of the last three fiscal years awarded to or earned by the executive officers named below.

                         SUMMARY COMPENSATION TABLE (1)

                                                                                    LONG-TERM
                                                                                  COMPENSATION
                                                                                  -------------
                                                                                    NUMBER OF
                                                                                     SHARES
                                                      ANNUAL COMPENSATION          UNDERLYING         ALL OTHER
                                               ---------------------------------  STOCK OPTIONS   COMPENSATION (2)
         NAME AND PRINCIPAL POSITION             YEAR     SALARY ($)  BONUS ($)        (#)               ($)
---------------------------------------------  ---------  ----------  ----------  -------------  -------------------
Peter B. Cherry                                     1998  $  413,778  $   44,449       12,000         $   7,713
 Chairman of the Board                              1997     381,894      61,414       12,000             5,250
 and President                                      1996     375,871          --       12,000             3,976
Alfred S. Budnick                                   1998     265,000     136,044        8,500             6,426
 Vice President of the Company                      1997     245,375     107,500        8,500             5,250
 and President of a Subsidiary                      1996     231,500      45,000        8,500             5,250
Klaus D. Lauterbach                                 1998     293,082      82,189        6,000                --
 Vice President of the Company                      1997     340,000      68,709        6,000                --
 and General Manager of a                           1996     352,448      27,972        6,000                --
 Subsidiary
Dan A. King                                         1998     205,451      44,090        5,000             7,713
 V. P. of Finance & Administration,                 1997     174,518      42,936        5,000             5,250
 Secretary and Treasurer                            1996     158,794          --        5,000             3,929
Robert G. Terwall                                   1998     182,188      15,481        5,000             7,448
 Vice President of the Company                      1997     159,840      18,802        5,000             5,196
 and General Manager of                             1996     152,850          --        3,500             3,953
 a Division

---------

(1) Table excludes perquisites as amounts received do not exceed the lesser of $50,000 or 10% of any of the named officers salary and bonus.

(2) Represents Company contributions under 401(k) and profit sharing plans.

    The table below sets forth certain information with respect to stock options granted under the Company's 1995 Stock Incentive Plan during fiscal 1998 to the executive officers named in the Summary Compensation Table.

                     OPTION/SAR GRANTS IN LAST FISCAL YEAR

                                                                                               POTENTIAL REALIZABLE
                                                     INDIVIDUAL GRANTS (1)                            VALUE
                                   ---------------------------------------------------------    AT ASSUMED ANNUAL
                                     NUMBER OF                                                       RATES OF
                                      SHARES         % OF TOTAL                                    STOCK PRICE
                                    UNDERLYING      OPTIONS/SARS                                   APPRECIATION
                                   OPTIONS/SARS      GRANTED TO     EXERCISE OR                FOR OPTION TERM (2)
                                      GRANTED        EMPLOYEES      BASE PRICE   EXPIRATION   ----------------------
                                        (#)        IN FISCAL YEAR    ($/SHARE)      DATE        5%($)       10%($)
                                   -------------  ----------------  -----------  -----------  ----------  ----------
Peter B. Cherry..................       12,000            7.3%       $  13.875     3/01/2007  $  104,729  $  265,401
Alfred S. Budnick................        8,500            5.2%          13.875     3/01/2007      74,183     187,992
Klaus D. Lauterbach..............        6,000            3.6%          13.875     3/01/2007      52,364     132,701
Dan A. King......................        5,000            3.0%          13.875     3/01/2007      43,637     110,584
Robert G. Terwall................        5,000            3.0%          13.875     3/01/2007      43,637     110,584

---------

(1) All options reported are for Class A Common Stock granted on March 1, 1997, and become exercisable in cumulative annual installments of 1/3 of the shares covered thereby on each of the first, second and third anniversaries of the grant date.

(2) The amounts set forth represent the value that would be received by the Named Executive Officer upon exercise of the option on the date before the expiration date of the option based upon assumed annual growth rates in the market value of the Company's common stock of 5% and 10%, rates prescribed by applicable Securities and Exchange Commission rules. Actual gains, if any, on stock option exercises are dependent on the future performance of the Company's common stock and other factors such as the general condition of the stock markets and the timing of the exercise of the options.

    The following table sets forth certain information with respect to options exercised by the executive officers named in the Summary Compensation Table.

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                       AND FISCAL YEAR END OPTION VALUES

                                                                        NUMBER OF
                                                                         SHARES
                                                                       UNDERLYING          VALUE OF
                                                                       UNEXERCISED    UNEXERCISED IN-THE-
                                                                     OPTIONS AT FY-    MONEY OPTIONS AT
                                                           VALUE         END (#)          FY-END ($)
                                      SHARES ACQUIRED   REALIZED($)   EXERCISABLE/       EXERCISABLE/
               NAME                   ON EXERCISE (#)       (1)       UNEXERCISABLE    UNEXERCISABLE (1)
-----------------------------------  -----------------  -----------  ---------------  -------------------
Peter B. Cherry
 Class A...........................              0       $       0     12,000/24,000   $  39,000/$94,500
 Class B...........................              0               0          0/0        $       0/$0
Alfred S. Budnick
 Class A...........................              0               0      8,499/17,001   $  27,622/$66,941
 Class B...........................              0               0          0/0        $       0/$0
Klaus D. Lauterbach
 Class A...........................              0               0      6,000/12,000   $  19,500/$47,250
 Class B...........................              0               0          0/0        $       0/$0
Dan A. King
 Class A...........................          1,000       $   3,250      4,999/10,001   $  16,245/$39,380
 Class B...........................          1,000       $   3,250          0/0        $       0/$0
Robert G. Terwall
 Class A...........................          2,500       $   9,375      3,999/9,501    $  14,995/$38,755
 Class B...........................          2,500       $  10,000          0/0        $       0/$0

---------

(1) Value is calculated based on the difference between the option exercise price and the closing market price of the Common Stock on the date of exercise or end of fiscal year multiplied by the applicable number of shares.

BOARD OF DIRECTORS

    The Board of Directors held four meetings in fiscal 1998. All directors were present for at least 75% of the meetings for which they were in office. Non-employee directors are paid an annual fee of $15,000, plus $1,500 for each meeting they attend. Employee directors receive no compensation as such.

    Non-employee directors in office on adjournment of the Company's annual meeting also receive a nonqualified stock option to purchase the number of whole shares of Class A Common Stock equal to the amount of the director's annual fee divided by the fair market value of a share of Class A Common Stock on the date of the annual meeting.

    The Board of Directors has an Audit Committee and a Compensation Committee, each composed of all of the non-employee directors. The Committee Chairman receives $1,500 and the other members receive $500 for each meeting held. The Audit Committee held two meetings and the Compensation Committee held three meetings in fiscal 1998. The Board has no Nominating Committee.

EMPLOYMENT CONTRACTS AND CHANGE OF CONTROL AGREEMENTS

    Pursuant to an agreement dated May 26, 1992 between Cherry Semiconductor Corporation (CSC) and Mr. Budnick, CSC has agreed to compensate Mr. Budnick if he is terminated within 5 years subsequent to a change in control of CSC. The agreement provides for a payment of between one to three times Mr. Budnick's annual salary depending upon the amount of time which has lapsed subsequent to the change in control. In general, a change of control occurs if CSC is sold.

LOAN TO EXECUTIVE OFFICER

    Dale F. Reichhart is a Vice President of the Company and General Manager of Cherry Automotive Division who began employment on September 8, 1997. Pursuant to an agreement dated October 2, 1997 the Company agreed to provide a "bridge-loan" for Mr. Reichhart to purchase a home in Illinois while he arranges to sell his home in Michigan. Funds in the amount of $240,000 were disbursed on October 17, 1997. The loan is repayable in full, with interest at the prime rate, upon the sale or disposition of Mr. Reichhart's Michigan home or October 24, 1998, whichever occurs first.

         REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

    The Compensation Committee of the Board of Directors is responsible for the Company's executive compensation policies. It annually determines the compensation to be paid to the executive officers of the Company. The Committee is composed of outside directors.

OVERVIEW AND PHILOSOPHY

    The executive compensation program is intended to provide overall levels of compensation for the executive officers which are competitive for the industries and geographic areas within which they operate, the individual's experience, and contribution to the success of the Company. Consultants are retained to advise the Committee as to the competitiveness of the amounts and forms of compensation provided by the Company. The Committee believes that its task of determining fair and competitive compensation is ultimately judgmental.

    The program is composed of base salary, annual incentive compensation, equity based incentives, and other benefits generally available to all employees. As of February 28, 1998, incentive stock options on 492,378 shares of the Company's stock were outstanding and 164,400 incentive stock options were granted during the fiscal year then ended.

BASE SALARY

    The base salary for each executive is intended primarily to be competitive with companies in the industries and geographic areas in which the Company competes. In making annual adjustments to base salary, the Committee also considers the individual's performance over a period of time as well as any other information which may be available as to the value of the particular individual's past and prospective future services to the Company. This information includes comments and performance evaluations by the Company's Chief Executive Officer. The Committee considers all such data; it does not prescribe the relative weight to be given to any particular component.

ANNUAL INCENTIVE COMPENSATION

    Annual incentive compensation is ordinarily determined by a formula which considers the attainment during the year of target performance objectives (measured by return on investment) by the Company or its component parts. In some cases, attainment of individual goals may be considered.

LONG-TERM INCENTIVES

    In general, the Committee believes that equity based compensation should form a part of an executive's total compensation package. Incentive stock options are granted to executives because they directly relate the executive's earnings to the stock price appreciation realized by the Company's stockholders over the option period. Stock options also provide executives the opportunity to acquire an ownership interest in the Company. The number of shares covered by each executive's option was determined by factors similar to those considered in establishing base salary.

OTHER

    Other benefits are generally those available to all other employees in the Company, or a subsidiary, as appropriate. Together with perquisites, these benefits did not exceed 10% of any executive's combined salary and bonus in fiscal 1998.

COMPENSATION FOR THE PRESIDENT (CHIEF EXECUTIVE OFFICER)

    The Committee applies the same standards in establishing the compensation of the Company's Chief Executive Officer as are used for other executives. However, there are procedural differences. The Chief Executive Officer does not participate in setting the amount and nature of his compensation.

    The Committee does not expect that Section 162(m) of the Internal Revenue Code will limit the deductibility of compensation expected to be paid by the Company in the foreseeable future.

                   Robert B. McDermott, Chairman,
                   Charles W. Denny,
                   W. Ed Tyler

                               PERFORMANCE GRAPH

    The following performance graph compares the yearly percentage change in the Company's cumulative total stockholder return on its Common Stock with the cumulative total return of the Russell 3000 and the Russell 3000 Electrical Equipment Industry indices for the period of five years commencing March 1, 1993 and ending February 28, 1998.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                           RUSSELL 3000
            THE CHERRY                      ELECTRICAL

            Corporation  Russell 3000     Equipment Industry
1993             $100.0        $100.0                 $100.0
1994              $89.6        $109.7                 $108.7
1995             $110.9        $116.2                 $121.8
1996              $66.5        $156.1                 $150.8
1997              $99.5        $192.4                 $165.1
1998             $118.7        $258.5                 $241.9

                                                                   1993       1994       1995       1996       1997       1998
                                                                 ---------  ---------  ---------  ---------  ---------  ---------
The Cherry Corporation                                               100.0       89.6      110.9       66.5       99.5      118.7
Russell 3000                                                         100.0      109.7      116.2      156.1      192.4      258.5
Russell 3000 Electrical Equipment Industry                           100.0      108.7      121.8      150.8      165.1      241.9

---------

(1) On March 1, 1993, the only publicly-traded equity security of the Company was Common Stock ("Prior Common Stock"). Effective July 12, 1994, the Prior Common Stock was reclassified into Class B Common Stock and effective July 14, 1994, a 100% stock dividend of Class A Common Stock was paid to the holders of the Prior Common Stock. For periods in which more than one class of common stock was outstanding, performance data is based upon a weighted average of the return of each class.

(2) The Company has selected the Russell 3000 Electrical Equipment Industry for comparison of total stockholder return. The Company believes that the indices for this industry provide a comparison as prescribed by the Securities and Exchange Commission requirements. The indices for this industry are only computed quarterly on a calendar year basis and therefore the indices shown above are as of March 31 of the respective years. Although the Company's total return is based upon its fiscal year ending the last day of February, it believes that any difference that may result is not material.

(3) The stock price performance shown on the graph above is not necessarily indicative of future price performance.

                             ACCOUNTING INFORMATION

    Selection of the independent auditors is made by the Board of Directors upon consultation with the Audit Committee. The Company's Independent Public Accountants were Arthur Andersen LLP for the fiscal year ended February 28, 1998. The Board of Directors will vote upon the selection of auditors for the current fiscal year at a future Board meeting. Arthur Andersen LLP is expected to have representatives at the annual meeting of stockholders who will be available to respond to appropriate questions at that time and have an opportunity to make a statement if they desire to do so.

                                          By Order of the Board of Directors

                                                       DAN A. KING
                                                        SECRETARY
May 20, 1998

                                                                          PROXY

                             THE CHERRY CORPORATION
                  3600 SUNSET AVENUE, WAUKEGAN, ILLINOIS 60087

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

   The undersigned hereby appoints Peter B. Cherry and Dan A. King, or either of them, as proxies, with full power of substitution, to represent and to vote, as designated below, all of the undersigned's Class B Common Stock in The Cherry Corporation at the annual meeting of stockholders of The Cherry Corporation to be held on Wednesday June 17, 1998, and at any adjournment thereof, with the same authority as if the undersigned were personally present. THE UNDERSIGNED HEREBY REVOKES ANY PROXY HERETOFORE GIVEN AND ACKNOWLEDGES RECEIPT OF THE NOTICE AND PROXY STATEMENT FOR THE ANNUAL MEETING.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1.


                  (Please date and sign on reverse side.)


                                 [MAP]

                           THE CHERRY CORPORATION
    PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY. /X/





1. Election of Directors                             FOR    WITHHELD   FOR ALL
                                                     ALL      ALL      EXCEPT
Peter B. Cherry, Alfred S. Budnick,                  / /      / /       / /
Thomas L. Martin, Jr., Robert B.
McDermott, Peter A. Guglielmi,
Charles W. Denny, W. Ed Tyler,
Henry J. West                                     ----------------------------
                                                  Nominee Exception(s)



2. In his discretion, the Proxy is authorized to vote upon such other business as may properly come before the meeting.


(IF THE STOCK IS REGISTERED IN THE NAME OF MORE THAN ONE PERSON, THE PROXY SHOULD BE SIGNED BY ALL NAMED HOLDERS. IF SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE, GUARDIAN, CORPORATE OFFICIAL, ETC., PLEASE GIVE FULL TITLE AS SUCH.)


____________________________________________________________________(Signature)

DATED:___________________________________________________________________, 1997

____________________________________________________________________(Signature)

                    TRIANGLE   FOLD AND DETACH HERE   TRIANGLE

    PLEASE VOTE, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE
                                  ENCLOSED ENVELOPE.


                       DIRECTIONS TO MIDLANE COUNTRY CLUB
            4555 WEST YORKHOUSE ROAD, WADSWORTH, ILLINOIS (847) 360-0550

FROM DOWNTOWN CHICAGO
- Take the Kennedy Expressway off Ogden or Ontario approximately 6 miles to the Edens Expressway.

- Stay in right lanes and take the Edens Expressway 94 West approximately 13 miles to Dundee Road.

- 4 miles north of Dundee Road the Edens Expressway ends and U.S. 41 begins. Take U.S. 41 North to Waukegan approximately 18 miles to Delany Road. Turn right. A McDonalds restaurant is on the northeast corner as a landmark.

- Proceed north to the sixth stoplight, which is Yorkhouse Road. Turn left on Yorkhouse Road and proceed west for approximately 1/2 mile. Turn left into the entrance to Midlane Country Club.

FROM O'HARE AIRPORT
-  Exiting O'Hare Airport, look for "Tri-State Tollway North/Wisconsin 294".

-  First toll booth (40 cents) approximately a mile north on 294.

- Continue to the next toll booth (40 cents) about 12 miles north on the 294 Tri-State Tollway. U.S. 94 will join the 294 Tri-State Tollway just before this toll plaza.

- After paying the toll, continue north on U.S. 94 for 12 miles to Illinois 120 East (Belvidere Road).

- Take Illinois 120 East (Belvidere Road exit to the right off U.S. 94) one mile to U.S. 41 (Chicago/Milwaukee).

-  The access to U.S. 41 loops to the right off Illinois 120 (Belvidere Road).

-  Drive three miles north on U.S. 41 to the first stoplight, Delany Road.
   Turn right.  A McDonalds restaurant is on the northeast corner as a landmark.

- Proceed north to the sixth stoplight, which is Yorkhouse Road. Turn left on Yorkhouse Road and proceed west for approximately 1/2 mile. Turn left into the entrance to Midlane Country Club.

FROM DOWNTOWN MILWAUKEE
-  Take Interstate 43 South/U.S. 94 East to Chicago.

- At the 894 Bypass Interstate 43 goes west to Beloit. Stay to your left and take U.S. 41 South/94 East to Chicago.

- Just south of Illinois state line (approximately 34 miles from 894 Junction) U.S. 41 South and U.S. 94 split. Stay to your left and take U.S. 41 South to Waukegan.

- Take U.S. 41 South approximately 8 miles to Delany Road (4th or 5th stoplight) and turn left. A McDonalds restaurant is on the northeast corner as a landmark.

- Proceed north to the sixth stoplight, which is Yorkhouse Road. Turn left on Yorkhouse Road and proceed west for approximately 1/2 mile. Turn left into the entrance to Midlane Country Club.